UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2024

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement.

On May 24, 2024, Kingstone Companies, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Janney Montgomery Scott LLC (the “Agent”), pursuant to which the Company may offer and sell, from time to time, through or to the Agent, shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to approximately $16.4 million (the “Shares”).

The Company is not obligated to sell any Shares under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, the Agent will use commercially reasonable efforts, consistent with its normal trading and sales practices, to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions specified by the Company. Under the Sales Agreement, the Agent may sell Shares by any method permitted by law deemed to be an “at the market offering” under Rule 415(a)(4) under the Securities Act of 1933, as amended. The Company will pay the Agent a commission equal to 2.0% of the gross sales price from each sale of Shares and provide the Agent with customary indemnification and contribution rights. The Sales Agreement may be terminated by the Agent or the Company at any time upon notice to the other party.

The issuance and sale, if any, of the Shares by the Company under the Sales Agreement will be made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-278539) (as amended, the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2024, and declared effective on April 22, 2024. The offering is described in the Company’s Prospectus Supplement, dated May 24, 2024, as filed with the SEC on May 24, 2024.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Certilman Balin Adler & Hyman, LLP, counsel to the Company, relating to the validity of the Shares being offered pursuant to the Sales Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
1.1	Sales Agreement, dated as of May 24, 2024, by and between Kingstone Companies, Inc. and Janney Montgomery Scott LLC
5.1	Opinion of Certilman Balin Adler & Hyman, LLP
23.1	Consent of Certilman Balin Adler & Hyman, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: May 24, 2024	By:	/s/ Meryl Golden
Meryl Golden
President and CEO